Exhibit 10.1

AMENDMENT NO. 1 TO TERM LOAN AGREEMENT

This AMENDMENT NO. 1 TO TERM LOAN AGREEMENT, dated as of December 14, 2022 (this “Amendment No. 1”), is by and among PIEDMONT OPERATING PARTNERSHIP, LP, a Delaware limited partnership (“Borrower”), PIEDMONT OFFICE REALTY TRUST, INC., a Maryland corporation (“Parent”), and TRUIST BANK, as administrative agent (the “Agent”) and as Lender. Reference is made to that certain Term Loan Agreement, dated as of July 22, 2022 (the “Loan Agreement”), by and among the Borrower, the Lenders referenced therein and the Agent. Capitalized terms used herein without definition shall have the same meanings as set forth in the Loan Agreement, as amended hereby.

RECITALS

WHEREAS, the Borrower has requested that the Lenders extend the maturity date of the Loans and make certain amendments to the Loan Agreement, and the Lenders are willing to make such changes as set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO LOAN Agreement. As of the Amendment Effective Date (as defined in Section 3 hereof), the Loan Agreement is hereby amended as follows:

1.1    Amendments to Section 1.1. Section 1.1 of the Loan Agreement is amended by amending and restating the following definition in its entirety to read as follows:

“Termination Date” means December 16, 2024, subject to extension as set forth in Section 2.11.

1.2    Amendments to Section 1.1. Section 1.1 of the Loan Agreement is further amended by deleting the definitions of “Mandatory Prepayment Event” and “Net Cash Proceeds” in their entirety.

1.3    Amendments to Section 2.5. Section 2.5 of the Loan Agreement is amended by deleting the text of Section 2.5(b) in its entirety and substituting the words “[Reserved]” in place thereof.

1.4    Amendments to Section 2.10. Section 2.10 of the Loan Agreement is amended by deleting the text of Section 2.10(b) in its entirety and substituting the words “[Reserved]” in place thereof.

1.5    Amendment to Section 2.11. Section 2.11 of the Loan Agreement is amended by restating such Section 2.11 in its entirety to read as follows:

“Section 2.11. Extension of Termination Date.

If any Loans have been borrowed hereunder and are outstanding, the Borrower shall have the right, exercisable once, to extend the Termination Date by six (6) months (for a maximum extension to June 18, 2025). The Borrower may exercise each such right by executing and delivering to the Agent at least 15 days but not more than 30 days prior to the then current Termination Date, a written request for such extension (an “Extension Request”). The Agent shall forward to each Lender a copy of the Extension Request delivered to the Agent promptly upon receipt thereof. Subject to satisfaction of the following conditions, the Termination Date shall be extended for six (6) months effective upon receipt of the Extension Request and payment of the fee referred to in the following clause (b): (a) immediately prior to such extension and immediately after giving effect thereto, (i) no Default or Event of Default shall exist and (ii) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct in all material respects on and as of the date of such extension with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Loan Documents and (b) the Borrower shall have paid to the Agent for the account of each Lender an extension fee equal to 0.075% (i.e., 7.5 basis points) of the outstanding principal amount of such Lender’s Loans at the time of such extension.”

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE PARENT AND THE BORROWER

In order to induce the Lenders and the Agent to enter into this Amendment No. 1, each of the Parent and the Borrower represents and warrants to each Lender and the Agent that the following statements are true, correct and complete:

(i)The Borrower and each other Loan Party has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform each of this Amendment No. 1 and the Loan Agreement as amended by this Amendment No. 1 (the “Amended Agreement”, and together with this Amendment No. 1, the “Amendment Documents”) to which it is a party in accordance with their respective terms and to consummate the transactions contemplated hereby and thereby. Each of Amendment Documents has been duly executed and delivered by the duly authorized officers or other representatives of the Borrower and Parent and is a legal, valid and binding obligation of such Persons enforceable against such Persons in accordance with its terms except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein may be limited by equitable principles generally;

(ii)The execution, delivery and performance of each of the Amendment Documents in accordance with its terms do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval or violate any Applicable Law (including Environmental Laws) relating to the Borrower or Parent; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Borrower or Parent, or any indenture, agreement or other instrument to which the Borrower or Parent is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or Parent;

(iii)the representations and warranties of the Parent and the Borrower contained in Article VI of the Loan Agreement are and will be true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of the date hereof and the Amendment Effective Date to the same extent as though made on and as of such dates, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of such earlier date and except for changes in factual circumstances not prohibited by the Loan Agreement; and

(iv)no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment No. 1 that would constitute a Default or Event of Default.

SECTION 3. CONDITIONS TO EFFECTIVENESS

This Amendment No. 1 shall become effective only upon the satisfaction of the following conditions precedent (the date of satisfaction or waiver of such conditions being referred to as the “Amendment Effective Date”):

A.The Borrower, the Parent, the Agent, and all of the Lenders shall have indicated their consent hereto by the execution and delivery of the signature pages hereof to the Agent, including, in the case of Parent, the signature page to the Reaffirmation of Facility Guaranty attached to this Amendment No. 1.

B.The Agent shall have received, for the account of each Lender executing this Amendment No. 1, the agreed-upon fees owed to such Lender on the Amendment Effective Date.

C.The Agent shall have received a secretary’s certificate of the Parent and the Borrower (i) either confirming that there have been no changes to its organizational documents since July 22, 2022, or if there have been changes to the Parent’s or the Borrower’s organizational documents since such date, certifying as to such changes, and (ii) certifying as to resolutions of the Parent and the Borrower, the good standing of the Parent and the Borrower and the incumbency of officers with respect to this Amendment No. 1 and the transactions contemplated hereby.

D.The Agent shall have received all reasonable out-of-pocket costs and expenses for which invoices have been presented at least one (1) Business Day prior to the execution of this Amendment No. 1 (including the reasonable fees and expenses of legal counsel for which the Borrower agrees it is responsible pursuant to Section 12.2 of the Loan Agreement), incurred in connection with this Amendment No. 1.

SECTION 4. MISCELLANEOUS

A.Reference to and Effect on the Loan Agreement and the Other Loan Documents.

(i)On and after the effective date of this Amendment No. 1, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Loan Agreement and each reference in the other Loan Documents to the “Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended hereby. This Amendment No. 1 shall constitute a “Loan Document” under the Loan Agreement.

(ii)Except as specifically amended by this Amendment No. 1, the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)The execution, delivery and performance of this Amendment No. 1 shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under the Loan Agreement or any of the other Loan Documents.

B.Headings. Section and subsection headings in this Amendment No. 1 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 1 for any other purpose or be given any substantive effect.

C.Applicable Law. THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD FOR PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN SECTIONS 5-1401 and 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

D.Counterparts; Effectiveness. This Amendment No. 1 may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page of this Amendment No. 1 by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment No. 1. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment No. 1 and/or any document to be signed in connection with this Amendment No. 1 and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. Unless set forth in writing to the contrary, execution of this Amendment No. 1 by a Lender shall be deemed conclusive evidence that the conditions precedent to effectiveness set forth in Section 3 shall have been satisfied or waived to the satisfaction of such Lender.

E.Jurisdictions; Immunities; Waiver of Jury Trial. The provisions of Section 12.4 of the Loan Agreement shall apply to this Amendment No. 1 and are hereby incorporated by reference mutatis mutandis.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:

PIEDMONT OPERATING PARTNERSHIP, LP

By: Piedmont Office Realty Trust, Inc., its
General Partner

By: /s/ Edward H. Guilbert, III Name: Edward H. Guilbert, III Title: Executive Vice President, Finance and Treasurer

PARENT:

PIEDMONT OFFICE REALTY TRUST, INC.

By: /s/ Edward H. Guilbert, III Name: Edward H. Guilbert, III Title: Executive Vice President, Finance and Treasurer

TRUIST BANK, AS AGENT AND AS A
LENDER

By: /s/ C. Vincent Hughes, Jr. Name: C. Vincent Hughes, Jr. Title: Director

Reaffirmation of Facility Guaranty

The undersigned Guarantor hereby (a) acknowledges the foregoing Amendment No. 1, (b) reaffirms its guaranty of the Guarantied Obligations (as defined in the Facility Guaranty executed and delivered by such Guarantor) under or in connection with the Loan Agreement, as modified by this Amendment No. 1, in accordance with the Facility Guaranty executed and delivered by such Guarantor, and (c) confirms that its Facility Guaranty shall remain in full force and effect after giving effect to this Amendment No. 1.

PIEDMONT OFFICE REALTY TRUST, INC. By: /s/ Edward H. Guilbert, III Name: Edward H. Guilbert, III Title: Executive Vice President, Finance and Treasurer